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                                                                    Exhibit 99.2
                 STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

     I, Robert A. Hagemann, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Quest Diagnostics Incorporated, and, except as corrected or supplemented in a subsequent covered report:

                   o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

                   o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Audit and Finance Committee of Quest Diagnostics Incorporated.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

                   o the Annual Report on Form 10-K for the year ended December 31, 2001 of Quest Diagnostics Incorporated;

                   o all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Quest Diagnostics Incorporated filed with the Commission subsequent to the filing of the Form 10-K identified above; and

                   o  any amendments to any of the foregoing.

/s/ Robert A. Hagemann
----------------------
  Robert A. Hagemann                        Subscribed and sworn to
  Chief Financial Officer                   Before me this 12th day of
  August 12, 2002                           August 2002.
                                            /s/ Brenda Pereira
                                            ----------------------------------
                                            Notary Public

                                             My Commission Expires: July 6, 2003